Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

Confidential

Amendment #2

Cooperative Research and Development Agreement # 03111

“Development and Evaluation of Ziopharm Oncology, Inc.’s Proprietary Non-viral Sleeping Beauty Vectors for Genetic Modification of Peripheral Blood Lymphocytes with Genes Encoding Mutated Tumor Neoantigen-specific T Cell Receptors (also referred to as Mutation Reactive T Cell Receptors) that Have Been Identified Using NCI Proprietary Methods”

IC Principal Investigator: Steven A. Rosenberg, M.D., Ph.D.

Collaborators: Precigen, Inc. and Ziopharm Oncology, Inc.

The purpose of this amendment is to change certain terms of the above-referenced Cooperative Research and Development Agreement (CRADA). These changes are reflected below, and except for these changes, all other provisions of the original CRADA and Amendment #1 remain in full force and effect. Upon execution, NCI, Precigen Inc., and Ziopharm Oncology, Inc. will each retain a copy of this amendment. Underlining indicates additions, and strikeout indicates deletions.

The Parties agree:

1.

Pursuant to that certain Exclusive License Agreement by and between Ziopharm Oncology, Inc., Precigen, Inc., and Intrexon Corporation, dated October 5, 2018, Precigen, Inc. has agreed to assign to Ziopharm Oncology Inc. all of Precigen Inc.’s rights, titles and interests in the CRADA. Thus, Precigen, Inc. hereby assigns all of its rights, titles, interests and benefits in and to CRADA #03111 to Ziopharm Oncology, Inc. In addition, Precigen, Inc. hereby assigns, and Ziopharm Oncology, Inc. hereby assumes, all of Precigen Inc.’s responsibilities under CRADA #03111 accruing on or after October 5, 2018. For clarity, Ziopharm Oncology, Inc. and NCI shall release Precigen, Inc. from all duties, claims, obligations and liabilities under CRADA #03111 upon execution of this amendment.

2.

Precigen, Inc. is removed as a Collaborator, and Ziopharm Oncology, Inc is now the only Collaborator. All references in the CRADA to Collaborator and Precigen, Inc. shall be deemed to refer to Ziopharm Oncology, Inc. The definition of “Collaborator” is modified as follows: “Collaborator” means Ziopharm Oncology, Inc. ~~as the context dictates, collectively, Intrexon and ZIOPHARM, or individually Intrexon or ZIOPHARM.~~

3.	Upon final signature, the term of the CRADA is extended for two (2) years from January 9, 2020 to January 9, 2022.

4.

The CRADA title is modified to read as follows: “Development and Evaluation of ~~Precigen Inc.’s~~ Ziopharm Oncology, Inc.’s Proprietary Non-viral Sleeping Beauty Vectors for Genetic Modification of Peripheral Blood Lymphocytes with Genes Encoding Mutated Tumor Neoantigen-specific T Cell Receptors (also referred to as Mutation Reactive T Cell Receptors) that Have Been Identified Using NCI Proprietary Methods”.

Confidential

5.

The CRADA abstract is modified to read as follows: Under a Cooperative Research and Development Agreement (CRADA), the National Cancer Institute (NCI)~~, Precigen, Inc.~~ and Ziopharm Oncology, Inc. will develop and evaluate adoptive cell transfer-based immunotherapies (ACT) using NCI proprietary methods for the isolation of tumor-reactive T Cell Receptors (TCRs) targeting unique, patient specific mutated neoantigen(s) and introduction of said TCRs into T cell subsets isolated from peripheral blood using ~~Precigen, Inc.~~ Ziopharm Oncology, Inc. Non-Viral Sleeping Beauty Transposon and Transposases for the treatment of patients with solid tumor malignancies.

6.	The Contacts Information Page is deleted in its entirety and replaced with the Contacts Information Page in Exhibit 1.

ACCEPTED AND AGREED TO:

For the National Cancer Institute:

/s/ James H. Doroshow, M.D.	2/1/19
James H. Doroshow, M.D.	Date
Deputy Director for Clinical and Translational Research, NCI

For Precigen Inc.:

/s/ Donald P. Lehr	January 10, 2019
Name: Donald P. Lehr	Date
Title: Director

For Ziopharm Oncology, Inc.

/s/ Kevin Lafond	January 10, 2019
Name: Kevin Lafond	Date
Title: SVP, Finance, CAO

Confidential

Exhibit 1.

CONTACTS INFORMATION PAGES

CRADA Notices

[***]	[***]

Patenting and Licensing

[***]	[***]

Delivery of Materials Identified in Appendix B (if any)

[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED.

Confidential

Finances

[***]	[***]

Clinical Contact (as needed for Article 4.4.2)

[***]	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION OMITTED.